EATON VANCE FOCUSED INTERNATIONAL OPPORTUNITIES FUND
Supplement to Prospectus and Summary Prospectus dated April 1, 2018

The Board of Trustees of Eaton Vance Growth Trust, on behalf of its series Eaton Vance Focused International Opportunities Fund (the “Fund”), has approved the liquidation of the Fund, which is expected to take place on or about March 11, 2019 (the “Liquidation Date”). On February 14, 2019, the Fund will discontinue all sales of its shares, except shares purchased by: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) employer sponsored retirement plans; or (3) fee-based programs (a) sponsored by financial intermediaries and (b) that have selected the Fund prior to the close of business on February 14, 2019. Effective March 1, 2019, shares of the Fund will no longer be available for purchase or exchange.

IMPORTANT INFORMATION FOR FUND SHARES HELD THROUGH A QUALIFIED ACCOUNT MAINTAINED DIRECTLY WITH THE FUND.

Fund Shares owned in 401k, Pension and Profit Sharing Plan accounts. If you are invested in the Fund through a 401k, Pension and Profit Sharing Plan, and the Fund does not receive directions from you or the plan’s trustee, the Fund will send a liquidating distribution to the trustee in the trustee’s name.

Fund Shares owned in Traditional IRA, Roth IRA, SIMPLE, SEP and 403 Plan accounts. Unless a shareholder provides instructions otherwise, Fund shares held on the Liquidation Date will be exchanged for shares of Eaton Vance Short Duration Government Income Fund to avoid tax penalties that may be imposed if Fund shares were redeemed in cash.  Eaton Vance Short Duration Government Income Fund has a different investment objective, principal investment strategies and risks than the Fund. Please review Eaton Vance Short Duration Government Income Fund’s prospectus carefully before exchanging your shares of the Fund. You can find Eaton Vance Short Duration Government Income Fund’s prospectus online at www.eatonvance.com/funddocuments. You can also get the prospectus at no cost by calling 1-800-262-1122.

If you do not wish to be invested in Eaton Vance Short Duration Government Income Fund, you must contact the Fund at 1-800-262-1122 before March 1, 2019.  Otherwise, you will be invested in the corresponding class of Eaton Vance Short Duration Government Income Fund (example, Class I shares of the Fund will be exchanged into Class I shares of Eaton Vance Short Duration Government Income Fund) in order to avoid tax penalties that may be imposed on you by the Internal Revenue Code.  If we do not hear from you with directions before March 1, 2019, you will have been deemed to have directed the investment into Eaton Vance Short Duration Government Income Fund and consented to its fees and expenses.

IMPORTANT INFORMATION FOR FUND SHARES HELD THROUGH A QUALIFIED ACCOUNT MAINTAINED BY A FINANCIAL INTERMEDIARY.

If you own Fund shares in an account maintained by a financial intermediary, please contact that financial intermediary if you have questions about the liquidation of the Fund. If you are invested in a qualified account (example, IRA), you must work with the financial intermediary to direct your investment in order to avoid possible tax penalties.

IMPORTANT INFORMATION FOR FUND SHARES HELD THROUGH A NON-QUALIFIED ACCOUNT.

If you own Fund shares in a non-qualified account, you may (1) opt to exchange shares of the Fund for the same class of shares of another fund in the Eaton Vance family of funds prior to March 1, 2019, or (2) take no action and Fund shares will be redeemed on the Liquidation Date. A check for the proceeds will be mailed to the address of record. If you have questions or would like assistance in exchanging to shares of another Eaton Vance fund, please call an Eaton Vance Investor Services Representative at 1-800-262-1122.

February 8, 2019	31289 2.8.19